Exhibit 99.1

Destination XL Group, Inc. Appoints Current Chairman Lionel Conacher as
Interim Chief Executive Officer

CANTON, Mass., August 6, 2026 -- Destination XL Group, Inc. (“DXL” or the “Company”) (NASDAQ: DXLG), the leading integrated commerce retailer of Big + Tall men’s clothing and shoes, today announced that Lionel Conacher, Chairman of the DXL Board of Directors, has been named Interim Chief Executive Officer, effective August 12, 2026. Mr. Conacher will continue in his role as Chairman of the DXL Board. Mr. Conacher’s appointment follows the previously announced retirement of Harvey Kanter, effective August 11, 2026. Mr. Kanter will also step down from the Board at that time.

“I am honored to take on the role of Interim CEO at an important time for DXL,” Mr. Conacher said. “We are executing a clear strategy to return the Company to profitability against a challenging market backdrop, taking decisive action to reduce our cost structure and evolve our assortment, promotional strategy and customer experience to better meet the needs of our consumer today. I look forward to working alongside our talented leadership team to continue building on the success of these efforts to date and advancing our key strategic priorities – our FiTMAP rollout, investing in AI and responding to increasing GLP-1 usage – to bolster our strong foundation for future growth.”

“Our Board will conduct a thorough search to identify the right leader to execute on our strategic priorities and capture the opportunities ahead in a dynamic consumer environment,” Mr. Conacher continued. “On behalf of the Board, I want to thank Harvey for his leadership and invaluable contributions to the Company during his more than seven years as CEO. We wish him all the best in his well-earned retirement.”

“It has been a privilege to lead the DXL team, and I am incredibly proud of the progress we have made in advancing our vision of redefining the way our industry approaches inclusive fashion,” said Mr. Kanter. “Together, we have established DXL as the leading specialty retailer in Men’s Big + Tall and built a platform that is well-positioned for future success. Lionel has significant M&A experience that will help us navigate both the FullBeauty merger transaction and Zodiac Partners’ unsolicited tender offer in the near term. He also has a deep understanding of our business. I am confident he is the right leader to guide DXL in this transition period and as we prepare for our next phase of growth.”

In connection with his appointment, Mr. Conacher will step down as Chair of the Audit Committee and as a member of the Compensation Committee. In accordance with the Company’s Corporate Governance Guidelines, Carmen Bauza has been appointed Lead Independent Director.

About Lionel Conacher

Mr. Conacher has served on DXL’s Board of Directors since June 2018 and as Chairman since August 2020. He currently serves on the board of directors of Metatek-Group Ltd., where he chairs the Governance and Nomination Committee. From 2021 to 2025, he served as a director of SRx Health Solutions, Inc., including as Interim Chief Executive Officer from September 2022 to May 2023. Previously, Mr. Conacher served as Managing Partner of Next Ventures, Senior Advisor to private equity firm Altamont Capital Partners and President and Chief Operating Officer of investment bank Thomas Weisel Partners. He also served as Chairman of Wunderlich Securities, an Altamont portfolio company.

Mr. Conacher received a BA in Economics and Art History from Dartmouth College.

About Destination XL Group, Inc.
Destination XL Group, Inc. is the leading retailer of Men’s Big + Tall apparel that provides the Big + Tall man the freedom to choose his own style. Subsidiaries of Destination XL Group, Inc. operate DXL Big + Tall retail and outlet stores and Casual Male XL retail and outlet stores throughout the United States, and an e-commerce website, DXL.COM, and mobile app, which offer a multi-channel solution similar to the DXL store experience with the most extensive selection of online products available anywhere for Big + Tall men. DXL is headquartered in Canton, Massachusetts, and its common stock is listed on the Nasdaq Global Market under the symbol "DXLG." For more information, please visit DXL’s investor relations website: https://investor.dxl.com.

Important Information about the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between DXL and FBB Holdings I, Inc. (“FullBeauty”). In connection with the Merger, DXL has filed a preliminary proxy statement and intends to file a definitive proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the Merger. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s Annual Report on Form 10-K/A, which was filed with the SEC on May 26, 2026, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Security Ownership of Management,” and in the Proxy Statement, which was filed with the SEC on July 17, 2026, including under the headings “Merger—Interests of DXL’s Directors and Executive Officers in the Merger,” “DXL’s Executive Compensation,” “Executive Officers and Directors Following the Merger” and “Principal Stockholders of DXL.” To the extent holdings of DXL Common Stock by the directors and executive officers of DXL have changed from the amounts of DXL Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025, the Form 4s filed by each of the non-executive directors on November 5, 2025, the Form 4s filed by each of the non-executive directors on February 4, 2026, the Form 4s filed by each of the executive officers on April 3, 2026, the Form 4s filed by each of the non-executive directors on May 6, 2026 and the Form 4s filed by each of the non-executive directors on August 5, 2026.

FullBeauty and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FullBeauty and its chief executive officer can be found in the Form 8-K filed by DXL with the SEC on December 11, 2025 and in the Proxy Statement filed by DXL with the SEC on July 17, 2026, including under the heading “Executive Officers and Directors Following the Merger.”

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement regarding the Merger. Free copies of this document may be obtained as described above.

Important Information about the Zodiac Partners Tender Offer and Where to Find It

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT, AS AMENDED, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY

WILL CONTAIN IMPORTANT INFORMATION ABOUT THE UNSOLICITED TENDER OFFER BY ZODIAC PARTNERS II, LLC (“ZODIAC PARTNERS”). Investors and security holders may obtain free copies of the solicitation/recommendation statement, and any amendments thereto (when available), as well as other filings by DXL, without charge, at the SEC’s website, http://www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Forward-Looking Statements

Certain statements and information contained in this press release constitute forward-looking statements under the federal securities laws, including statements regarding DXL’s execution of a clear strategy to return the Company to profitability against a challenging market backdrop, taking decisive action to reduce its cost structure and evolving its assortment, promotional strategy and customer experience to better meet the needs of its consumer today; DXL’s key strategic priorities – its FiTMAP rollout, investing in AI and responding to increasing GLP-1 usage – to bolster its strong foundation for future growth; the Board’s plan to conduct a thorough search to identify the right leader to execute on DXL’s strategic priorities and capture the opportunities ahead in a dynamic consumer environment; and the belief that DXL has built a platform that is well-positioned for future success; confidence that Mr. Conacher is the right leader to guide DXL in this transition period and as it prepares for its next phase of growth.

The discussion of forward-looking information requires the management of DXL to make certain estimates and assumptions regarding DXL’s strategic direction and the effect of such plans on DXL’s financial results. DXL’s actual results and the implementation of its plans and operations may differ materially from forward-looking statements made by DXL. DXL encourages readers of forward-looking information concerning DXL to refer to its filings with the Securities and Exchange Commission, including without limitation, its Annual Report on Form 10-K filed on March 19, 2026, its Amendment No. 1 to Annual Report on Form 10-K/A filed on May 26, 2026, its Preliminary Proxy Statement on Schedule 14A filed on July 17, 2026, its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission that set forth certain risks and uncertainties that may have an impact on future results and the direction of DXL, including risks relating to changes in consumer spending in response to economic factors; the impact of inflation with rising costs and high interest rates; the impact of tariffs; the impact of ongoing worldwide conflicts on the global economy; potential labor shortages; DXL’s ability to grow its market share, predict customer tastes and fashion trends, forecast sales growth trends, and compete successfully in the U.S. men’s big and tall apparel market; and the proposed merger with FullBeauty Brands.

Forward-looking statements contained in this press release speak only as of the date of this release. Subsequent events or circumstances occurring after such date may render these statements incomplete or out of date. DXL undertakes no obligation and expressly disclaims any duty to update such statements, except as otherwise required by applicable law.

Investor Contact:

Investor.relations@dxlg.com

603-933-0541

Media Contact:

Aaron Palash / Michael Reilly / Carly King

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449